Vice Fund Trading Symbols: Institutional Class Shares (VICVX) Investor Class Shares VICEX Class A Shares VICAX Class C Shares VICCX Summary Prospectus July 29, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.usamutuals.com/vicefund/inv_info.aspx.  You may also obtain this information at no cost by calling 866-264-8783 or by sending an e-mail request to fundinfo@usamutuals.com.  The Fund’s prospectus and statement of additional information, both dated July 29, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class Shares	Investor Class Shares	Class A Shares	Class C Shares
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	5.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the shares redeemed within 12 months of purchase)	None	None	None	1.00%
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of purchases of $1,000,000 or more that are redeemed within 18 months of purchase)	None	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	None	0.25%	0.25%(1)	1.00%
Other Expenses	0.45%	0.44%	0.45%	0.45%
Total Annual Fund Operating Expenses	1.40%	1.64%	1.65%	2.40%
Expense Reimbursement	-0.16%	-0.15%	-0.16%	-0.16%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	1.24%	1.49%	1.49%	2.24%

(1)
The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the Rule 12b-1 Plan, the Fund may pay an annual Rule 12b-1 distribution fee of up to 0.50% for Class A shares.  For the 12-month period covered by this prospectus, the Fund’s Board of Trustees (the “Board of Trustees”) has authorized a Rule 12b-1 distribution fee of only 0.25% for Class A shares.

(2)
Mutuals Advisors, Inc. (“MAI” or “Advisor”), the Fund’s investment advisor, has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions and acquired fund fees and expenses and extraordinary expenses) to 1.24%, 1.49%, 1.49% and 2.24% of average net assets of the Fund for Institutional Class shares, Investor Class shares, Class A shares and Class C shares, respectively, through July 31, 2014, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Fund’s Board of Trustees (the “Board of Trustees”), unless either the Board of Trustees or MAI terminates the agreement prior to such renewal.  The current term of the agreement may only be terminated by the Board of Trustees of the Trust.  Subject to approval by the Board of Trustees, MAI may request recoupment of previously waived fees and paid expenses from the Fund for three years after the end of the fiscal year in which such fees and expenses were waived or paid, subject to the expense waiver and reimbursement agreement. The Advisor shall be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Investor Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year.  The fee waiver/expense reimbursement agreement discussed in the table above is reflected only through July 31, 2014.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$126	$427	$751	$1,666
Investor Class	$152	$503	$878	$1,931
Class A	$250	$600	$973	$2,022
Class C	$227	$733	$1,266	$2,724

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs, and potentially higher taxes, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.90% of the average value of its portfolio.

Principal Investment Strategies
The Fund, a non-diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as American Depositary Receipts (“ADRs”).

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, tobacco, gaming and defense/aerospace industries.  The Fund will concentrate at least 25% of its net assets in this group of vice industries (but no more than 80% of its net assets in any single industry).

The Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies.  Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

For cash management purposes, the Fund may hold up to 20% of its net assets in cash or similar short-term, high-quality debt securities.  These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

Principal Risks
The risks associated with an investment in the Vice Fund can increase during times of significant market volatility.  Investments in the Vice Fund are subject to the following principal risks:

•	you could lose all or portion of your investment in the Fund;
•	certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market;
•	investment strategies employed by MAI in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments;
•	asset allocation to a particular strategy may not reflect actual market movement or the effect of economic conditions;
•
because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), its shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund;

•
because the Fund will concentrate at least 25% of its net assets in the group of four vice industries identified in this prospectus, the Fund may be subject to the risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries;

•	investing in small- to mid-capitalization companies whose performance can be more volatile and who face greater risk of business failure could increase the volatility of the Fund’s portfolio;
•	the Fund may have difficulty selling small- to mid-capitalization securities during a down market due to lower liquidity;
•	political, social or economic instability in foreign developed markets may cause the value of the Fund’s investments in foreign securities to decline;
•
unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is less information available about unsponsored ADRs than sponsored ADRs; unsponsored ADRs are also not obligated to pass through voting rights to the Fund;

•	currency-rate fluctuations due to political, social or economic instability may cause the value of the Fund’s investments to decline;
•
investing in derivatives, specifically call and put options, for hedging purposes and to reduce Fund volatility, as well as direct investment may subject the Fund to losses if the derivatives do not perform as expected; and

•
if the value of a security sold short increases prior to the scheduled delivery date the Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The information shown assumes reinvestment of distributions.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available through the Fund’s website at www.usamutuals.com.

Vice Fund - Investor Class Shares(1)
Calendar Year Returns as of December 31

(1)
Because Institutional Class, Class A and Class C shares are new, the returns shown in the bar chart are for the Fund’s Investor Class shares.  Institutional Class, Class A and Class C shares would have substantially similar returns because the Fund’s Institutional Class, Investor Class, Class A and Class C shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.  Sales loads are not reflected in the bar chart or in the best and worst quarterly returns set forth below.  If sales loads were reflected, the returns shown would have been lower.

The calendar year-to-date return for the Fund’s Investor Class shares as of June 30, 2013 was 11.27%.  During the period shown in the bar chart, the best performance for a quarter was 21.72% (for the quarter ended June 30, 2003).  The worst performance was -20.12% (for the quarter ended December 31, 2008).

Average Annual Total Returns (Investor Class Shares)(1)
(For the periods ended December 31, 2012)
	One Year	Five Years	Ten Years	Since Inception (8/30/2002)
Investor Class Shares
Return Before Taxes	21.16%	0.86%	10.41%	9.39%
Return After Taxes on Distributions	21.01%	0.68%	10.19%	9.19%
Return After Taxes on Distributions and Sale of Fund Shares	13.94%	0.68%	9.26%	8.34%
S&P 500 Index® (reflects no deductions for fees, expenses or taxes)	16.00%	8.59%	7.10%	6.51%

(1)
The returns in the table are for Investor Class shares but Institutional Class, Class A and Class C shares would have substantially similar annual returns because the Fund’s Investor Class, Institutional Class, Class A and Class C shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.  Sales loads are not reflected in the table.  If sales loads were reflected, the returns shown would have been lower.

Actual after-tax returns are shown for Investor Class shares and will vary for Institutional Class, Class A and Class C shares.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor
Mutuals Advisors, Inc. is the Fund’s investment advisor.

Portfolio Manager
Mr. Gerald Sullivan, Portfolio Manager, has managed the Fund since June 1, 2011.

Tax Information
The Funds’ distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.